Exhibit 99.1

News Release

Abbott Reports Fourth-Quarter 2020 Results; Issues Strong Double-Digit Growth Forecast for 2021

-	Sales of $10.7 billion, including $2.4 billion of COVID-19 diagnostic testing-related sales

-	Sales growth of 28.7 percent; organic sales growth of 28.4 percent

-	GAAP diluted EPS from continuing operations growth of 103.4 percent; adjusted diluted EPS growth of 52.6 percent

-	Delivered more than 300 million COVID-19 diagnostics tests in fourth quarter 2020

-	R&D pipeline continues to be highly productive, delivering ground-breaking innovations and a steady cadence of important new products across all business areas

-	Issues 2021 EPS growth forecast of more than 35 percent

ABBOTT PARK, Ill., Jan. 27, 2021 — Abbott today announced financial results for the fourth quarter and full year ended Dec. 31, 2020, and issued its financial outlook for 2021.

•	Fourth-quarter sales of $10.7 billion increased 28.7 percent on a reported basis and 28.4 percent on an organic basis, which excludes the impact of foreign exchange.

•	Fourth-quarter GAAP diluted EPS was $1.20 and adjusted diluted EPS, which excludes specified items, was $1.45, reflecting 52.6 percent growth versus the prior year.1

•	Full-year 2020 GAAP diluted EPS from continuing operations was $2.49 and adjusted diluted EPS from continuing operations was $3.65, at the upper-end of guidance range issued in January 2020.2

•	Abbott issues full-year 2021 guidance for diluted EPS from continuing operations on a GAAP basis of at least $3.74 and full-year adjusted diluted EPS from continuing operations of at least $5.00, reflecting growth of more than 35 percent versus the prior year.3

•	In the fourth quarter, global COVID-19 testing-related sales were $2.4 billion, led by combined sales of $1.9 billion from Abbott's BinaxNOW™, Panbio™ and ID NOW™ rapid testing platforms.

•	R&D pipeline continued to be highly productive in 2020: U.S. approval of FreeStyle® Libre 2 and CE Mark of FreeStyle Libre 3 and Libre Sense Glucose Sport Biosensor; CE Mark of MitraClip® G4, TriClip™ and Tendyne™ heart valve devices; U.S. approval of Gallant™ cardiac rhythm devices; CE Mark of EnSite™ X 3D cardiac mapping system; portfolio expansions in Nutrition and Established Pharmaceuticals.

"Despite challenging conditions, we achieved double-digit EPS growth, delivered ground-breaking innovation and advanced our new product pipeline in 2020," said Robert B. Ford, president and chief executive officer, Abbott. "We exited the year with a lot of momentum and are forecasting EPS growth of more than 35 percent in 2021."

—more—

Fourth-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the fourth quarter 2020:

Total Company

($ in millions)

				% Change vs. 4Q19
	Sales 4Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	4,199	6,502	10,701	41.8	21.4	28.7	41.8	20.9	28.4
Nutrition	841	1,095	1,936	6.5	1.4	3.6	6.5	2.9	4.4
Diagnostics	1,981	2,364	4,345	158.5	83.0	111.1	158.5	79.6	108.9
Established Pharmaceuticals	--	1,147	1,147	n/a	(2.3)	(2.3)	n/a	3.4	3.4
Medical Devices	1,369	1,888	3,257	(2.5)	4.9	1.7	(2.5)	1.2	(0.4)

* Total Q4 2020 Abbott sales from continuing operations include Other Sales of approximately $16 million.

				% Change vs. 12M19
	Sales 12M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	13,022	21,586	34,608	14.2	5.3	8.5	14.2	7.3	9.8
Nutrition	3,279	4,368	7,647	5.4	1.6	3.2	5.4	4.2	4.7
Diagnostics	4,774	6,031	10,805	65.3	25.0	40.1	65.3	25.8	40.6
Established Pharmaceuticals	--	4,303	4,303	n/a	(4.1)	(4.1)	n/a	1.9	1.9
Medical Devices	4,931	6,856	11,787	(8.2)	(0.1)	(3.7)	(8.2)	(0.3)	(3.8)

* Total 12M 2020 Abbott sales from continuing operations include Other Sales of approximately $66 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Fourth-quarter 2020 worldwide sales of $10.7 billion increased 28.7 percent on a reported basis and 28.4 percent on an organic basis.

Nutrition

($ in millions)

				% Change vs. 4Q19
	Sales 4Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	841	1,095	1,936	6.5	1.4	3.6	6.5	2.9	4.4
Pediatric	497	511	1,008	5.2	(9.5)	(2.8)	5.2	(8.4)	(2.2)
Adult	344	584	928	8.4	13.4	11.5	8.4	15.3	12.7

				% Change vs. 12M19
	Sales 12M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	3,279	4,368	7,647	5.4	1.6	3.2	5.4	4.2	4.7
Pediatric	1,987	2,140	4,127	5.8	(6.2)	(0.8)	5.8	(4.1)	0.3
Adult	1,292	2,228	3,520	4.9	10.5	8.4	4.9	13.6	10.3

Worldwide Nutrition sales increased 3.6 percent on a reported basis and 4.4 percent on an organic basis in the fourth quarter. Strong performance of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes nutrition brand, led to global Adult Nutrition sales growth of 11.5 percent on a reported basis and 12.7 percent on an organic basis. In Pediatric Nutrition, U.S. sales growth of 5.2 percent was led by share growth of Similac®, Abbott's infant formula brand, which was offset by challenging conditions in Greater China.

Diagnostics

($ in millions)

				% Change vs. 4Q19
	Sales 4Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,981	2,364	4,345	158.5	83.0	111.1	158.5	79.6	108.9
Core Laboratory	326	997	1,323	10.9	4.3	5.9	10.9	3.3	5.1
Molecular	192	290	482	427.0	263.1	314.5	427.0	254.2	308.3
Point of Care	91	38	129	(11.9)	14.2	(5.5)	(11.9)	12.3	(6.0)
Rapid Diagnostics	1,372	1,039	2,411	312.2	366.2	333.9	312.2	354.0	329.0

				% Change vs. 12M19
	Sales 12M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	4,774	6,031	10,805	65.3	25.0	40.1	65.3	25.8	40.6
Core Laboratory	1,166	3,309	4,475	7.3	(7.3)	(3.9)	7.3	(5.9)	(2.8)
Molecular	621	817	1,438	315.5	178.8	224.9	315.5	179.9	225.7
Point of Care	369	147	516	(15.9)	20.2	(8.0)	(15.9)	20.6	(7.9)
Rapid Diagnostics	2,618	1,758	4,376	115.7	109.2	113.0	115.7	107.4	112.3

Worldwide Diagnostics sales increased 111.1 percent on a reported basis in the fourth quarter and increased 108.9 percent on an organic basis. Strong growth in the quarter was driven by demand for Abbott's portfolio of COVID-19 diagnostics tests across its rapid and lab-based platforms. Global COVID-19 testing-related sales were $2.4 billion in the fourth quarter, led by combined sales of $1.9 billion from Abbott's BinaxNOW, Panbio and ID NOW rapid testing platforms.

During 2020, Abbott mobilized its teams across multiple fronts to develop and launch multiple diagnostic tests for COVID-19:

•	U.S. Emergency Use Authorization (EUA) of BinaxNOW COVID-19 Ag Card test, a portable, lateral flow rapid antigen test to detect COVID-19.

•	CE Mark and World Health Organization emergency use listing of Panbio rapid antigen test to detect COVID-19.

•	U.S. EUA of molecular test to detect COVID-19 on its ID NOW rapid point-of-care platform.

•	U.S. EUA and CE Mark of molecular test on its m2000™ RealTime lab-based platform to detect COVID-19.

•	U.S. EUA and CE Mark of molecular test on its Alinity™ m system to detect COVID-19.

•	U.S. EUA and CE Mark of IgG (Immunoglobulin G) lab-based serology blood test on its ARCHITECT® i1000SR and i2000SR laboratory instruments for the detection of an antibody to determine if someone was previously infected with the virus.

•	U.S. EUA and CE Mark of SARS-CoV-2 IgG lab-based serology blood test on its Alinity i system.

•	Lateral flow COVID-19 rapid antibody test on its Panbio system in select countries for the detection of an antibody to determine if someone was previously infected with the virus.

•	U.S. EUA and CE Mark of AdviseDx SARS-CoV-2 IgM (Immunoglobulin M) lab-based serology test for use on its ARCHITECT and Alinity platforms.

•	CE Mark of IgG (Immunoglobulin G) quantitative lab-based serology test for use on its ARCHITECT and Alinity platforms.

•	CE Mark of multiplex molecular tests on its Alinity m system to detect COVID-19, Flu A/B and RSV.

Established Pharmaceuticals

($ in millions)

				% Change vs. 4Q19
	Sales 4Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,147	1,147	n/a	(2.3)	(2.3)	n/a	3.4	3.4
Key Emerging Markets	--	833	833	n/a	(7.1)	(7.1)	n/a	1.1	1.1
Other	--	314	314	n/a	13.0	13.0	n/a	10.8	10.8

				% Change vs. 12M19
	Sales 12M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	4,303	4,303	n/a	(4.1)	(4.1)	n/a	1.9	1.9
Key Emerging Markets	--	3,209	3,209	n/a	(5.4)	(5.4)	n/a	2.6	2.6
Other	--	1,094	1,094	n/a	-	-	n/a	(0.5)	(0.5)

Established Pharmaceuticals sales decreased 2.3 percent on a reported basis in the fourth quarter and increased 3.4 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies decreased 7.1 percent on a reported basis in the quarter and increased 1.1 percent on an organic basis. Organic sales growth in India, Russia and Brazil was partially offset by market softness across several countries as a result of COVID-19.

Other sales increased 13.0 percent on a reported basis in the quarter and increased 10.8 percent on an organic basis, led by strong sales of Influvac®.

Medical Devices

($ in millions)

				% Change vs. 4Q19
	Sales 4Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,369	1,888	3,257	(2.5)	4.9	1.7	(2.5)	1.2	(0.4)
Rhythm Management	248	284	532	(6.8)	2.1	(2.3)	(6.8)	(1.7)	(4.2)
Electrophysiology	184	266	450	(4.5)	0.1	(1.9)	(4.5)	(3.6)	(4.0)
Heart Failure	136	53	189	(6.7)	0.4	(4.8)	(6.7)	(2.3)	(5.5)
Vascular	225	378	603	(14.0)	(16.6)	(15.6)	(14.0)	(19.0)	(17.1)
Structural Heart	154	199	353	(9.1)	(3.3)	(5.9)	(9.1)	(7.0)	(7.9)
Neuromodulation	172	41	213	(1.6)	(12.7)	(4.0)	(1.6)	(15.7)	(4.6)
Diabetes Care	250	667	917	29.3	34.1	32.7	29.3	29.1	29.2

Vascular Product Lines:
Coronary and Endovasculara)	210	377	587	(12.3)	(16.4)	(15.0)	(12.3)	(18.8)	(16.5)

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

				% Change vs. 12M19
	Sales 12M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	4,931	6,856	11,787	(8.2)	(0.1)	(3.7)	(8.2)	(0.3)	(3.8)
Rhythm Management	903	1,011	1,914	(14.5)	(7.1)	(10.7)	(14.5)	(7.2)	(10.8)
Electrophysiology	660	918	1,578	(11.0)	(6.2)	(8.3)	(11.0)	(6.8)	(8.6)
Heart Failure	547	193	740	(4.7)	(1.3)	(3.9)	(4.7)	(1.3)	(3.9)
Vascular	853	1,486	2,339	(18.6)	(17.6)	(18.0)	(18.6)	(17.4)	(17.8)
Structural Heart	540	707	1,247	(12.2)	(9.9)	(10.9)	(12.2)	(10.3)	(11.2)
Neuromodulation	564	138	702	(14.6)	(19.2)	(15.5)	(14.6)	(19.0)	(15.5)
Diabetes Care	864	2,403	3,267	27.4	30.2	29.5	27.4	30.1	29.4

Vascular Product Lines:
Coronary and Endovasculara)	785	1,478	2,263	(17.1)	(17.5)	(17.4)	(17.1)	(17.3)	(17.3)

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

Worldwide Medical Devices sales increased 1.7 percent on a reported basis in the fourth quarter and decreased 0.4 percent on an organic basis. Strong growth in Diabetes Care, led by FreeStyle Libre, was offset by reduced cardiovascular and neuromodulation procedure volumes due to the COVID-19 pandemic and lower Vascular sales in China, as a result of a new national tender program in that country. Excluding Vascular sales in China, global Vascular sales decreased 10.4 percent on an organic basis, and Medical Devices sales increased 1.4 percent on an organic basis in the fourth quarter.

In Diabetes Care, strong growth in the quarter was led by FreeStyle Libre, which grew 41.3 percent on a reported basis and 37.1 percent on an organic basis. For the full year, FreeStyle Libre grew 43.1 percent on a reported basis and 42.6 percent on an organic basis.

Abbott continues to strengthen its Medical Devices portfolio, with several key product approvals in 2020, including:

•	U.S. FDA clearance of FreeStyle Libre 2 as an integrated continuous glucose monitoring (iCGM) system for adults and children ages 4 and older with diabetes, achieving the highest level of accuracy and performance standards.4
•	CE Mark of FreeStyle Libre 3, which automatically delivers up-to-the-minute glucose readings, unsurpassed 14-day accuracy5 and real-time glucose alarms in the world's smallest and thinnest6 wearable glucose sensor.
•	CE Mark of Libre Sense Glucose Sport Biosensor, a small wearable sensor that helps athletes better understand the efficacy of their nutritional choices on training and athletic performance.
•	CE Mark of MitraClip G4, Abbott's next-generation MitraClip heart system, the leading minimally invasive mitral heart valve repair device in the world.
•	CE Mark of TriClip, the world's first minimally invasive, clip-based device for repair of a leaky tricuspid heart valve.
•	CE Mark of Tendyne, a first-of-its-kind technology to replace a faulty mitral heart valve.
•	U.S. approval of Gallant implantable cardioverter defibrillator (ICD) and cardiac resynchronization therapy defibrillator (CRT-D) devices, which include Bluetooth technology and a new patient smartphone app for improved remote monitoring and enhanced patient-physician engagement to help manage heart rhythm disorders.
•	CE Mark of EnSite X EP System, a next-generation 3D cardiac mapping platform used for ablation therapy to treat abnormal heart rhythms.
•	U.S. FDA clearance and CE Mark of the IonicRF™ Generator, a non-surgical, minimally invasive device that uses heat to target specific nerves for the management of chronic pain.

Abbott ISSUES guidance for 2021

Abbott projects full-year 2021 diluted earnings per share from continuing operations under GAAP of at least $3.74. Abbott forecasts specified items for the full-year 2021 of $1.26 primarily related to intangible amortization, expenses associated with acquisitions, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be at least $5.00 for full-year 2021.

Abbott declares 388th consecutive QUARTERLY DIVIDEND

On Dec. 11, 2020, the board of directors of Abbott increased the company's quarterly dividend to $0.45 per share from $0.36 per share, an increase of 25 percent. Abbott's cash dividend is payable Feb. 16, 2021, to shareholders of record at the close of business on Jan. 15, 2021.

Abbott has increased its dividend payout for 49 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 109,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live webcast its fourth-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later that day.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties, including the impact of the COVID-19 pandemic on Abbott's operations and financial results, that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2019 and in Item 1A, "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Darcy Ross, 224-667-3655 Kate Dyer, 224-668-9965

1	Fourth-quarter 2020 diluted EPS from continuing operations on a GAAP basis reflects 103.4 percent growth.

2	Full year 2020 diluted EPS from continuing operations on a GAAP basis exceeded the guidance range Abbott issued in January 2020 of $2.35 to $2.45.

3	Full year 2021 guidance for diluted EPS from continuing operations on a GAAP basis reflects growth of at least 50 percent versus the prior year.

4	Based on FDA iCGM special controls.

5	Alva Shridhara, Timothy Bailey, Ronald Brazg, Erwin S. Budiman, Kristin Castorino, Mark P. Christiansen, Gregory Forlenza, Mark Kipnes, David R. Liljenquist, and Hanqing Liu. "Accuracy of a 14-Day Factory-Calibrated Continuous Glucose Monitoring System With Advanced Algorithm in Pediatric and Adult Population With Diabetes." Journal of Diabetes Science and Technology, (September 2020). https://doi.org/10.1177/1932296820958754.

6	Among patient-applied sensors. Data on File, Abbott Diabetes Care.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Fourth Quarter Ended December 31, 2020 and 2019

(in millions, except per share data)

(unaudited)

	4Q20	4Q19	% Change
Net Sales	$10,701	$8,314	28.7

Cost of products sold, excluding amortization expense	4,493	3,434	30.8
Amortization of intangible assets	508	483	5.2
Research and development	698	595	17.5
Selling, general, and administrative	2,570	2,413	6.5
Total Operating Cost and Expenses	8,269	6,925	19.4

Operating Earnings	2,432	1,389	75.0

Interest expense, net	127	139	(8.3)
Net foreign exchange (gain) loss	(5)	(2)	n/m
Debt extinguishment costs	--	63	n/m
Other (income) expense, net	(78)	(51)	49.6
Earnings from Continuing Operations before taxes	2,388	1,240	92.4

Tax expense on Earnings from Continuing Operations	230	191	20.2	1)
Earnings from Continuing Operations	2,158	1,049	105.5

Earnings from Discontinued Operations, net of taxes	4	--	n/m

Net Earnings	$2,162	$1,049	105.9

Earnings from Continuing Operations, excluding
Specified Items, as described below	$2,612	$1,705	53.2	2)

Diluted Earnings per Common Share from:
Continuing Operations	$1.20	$0.59	103.4
Discontinued Operations	--	--	n/m
Total	$1.20	$0.59	103.4

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$1.45	$0.95	52.6	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,789	1,781

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $135 million of tax benefits related to the impairment of certain assets, approximately $25 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $10 million in excess tax benefits associated with share-based compensation.

2)	2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $454 million, or $0.25 per share, for intangible amortization and impairment expenses and other net expenses primarily associated with acquisitions and restructuring actions.

2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $656 million, or $0.36 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Year Ended December 31, 2020 and 2019

(in millions, except per share data)

(unaudited)

	12M20	12M19	% Change
Net Sales	$34,608	$31,904	8.5

Cost of products sold, excluding amortization expense	15,003	13,231	13.4
Amortization of intangible assets	2,132	1,936	10.1
Research and development	2,420	2,440	(0.8)	1)
Selling, general, and administrative	9,696	9,765	(0.7)
Total Operating Cost and Expenses	29,251	27,372	6.9

Operating Earnings	5,357	4,532	18.2

Interest expense, net	500	576	(13.2)
Net foreign exchange (gain) loss	(8)	7	n/m
Debt extinguishment costs	--	63	n/m
Other (income) expense, net	(103)	(191)	(46.5)
Earnings from Continuing Operations before taxes	4,968	4,077	21.8

Tax expense on Earnings from Continuing Operations	497	390	27.3	2)
Earnings from Continuing Operations	4,471	3,687	21.2

Earnings from Discontinued Operations, net of taxes	24	--	n/m

Net Earnings	$4,495	$3,687	21.9

Earnings from Continuing Operations, excluding
Specified Items, as described below	$6,552	$5,810	12.8	3)

Diluted Earnings per Common Share from:
Continuing Operations	$2.49	$2.06	20.9
Discontinued Operations	0.01	--	n/m
Total	$2.50	$2.06	21.4

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$3.65	$3.24	12.7	3)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,786	1,781

NOTES:

See tables on page 15 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	In 2019, in conjunction with the acquisition of Cephea Valve Technologies, Inc., Abbott acquired an R&D asset valued at $102 million, which was immediately expensed.

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $170 million of tax benefits related to the impairment of certain assets, approximately $140 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $100 million in excess tax benefits associated with share-based compensation.

2019 Tax expense on Earnings from Continuing Operations includes the impact of a $86 million reduction of the transition tax associated with the Tax Cuts and Jobs Act (TCJA) and approximately $100 million in excess tax benefits associated with share-based compensation.

3)	2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.081 billion, or $1.16 per share, for intangible amortization expense, impairment charges and other net expense primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.123 billion, or $1.18 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Fourth Quarter Ended December 31, 2020 and 2019

(in millions, except per share data)

(unaudited)

	4Q20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$508	$(508)	$--
Gross Margin	5,700	557	6,257	58.5%
R&D	698	(61)	637	6.0%
SG&A	2,570	(56)	2,514	23.5%
Other (income) expense, net	(78)	23	(55)
Earnings from Continuing Operations before taxes	2,388	651	3,039
Tax expense on Earnings from Continuing Operations	230	197	427
Earnings from Continuing Operations	2,158	454	2,612
Diluted Earnings per Share from Continuing Operations	$1.20	$0.25	$1.45

Specified items reflect intangible amortization expense of $508 million and other net expenses of $143 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 17 for additional details regarding specified items.

	4Q19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$483	$(483)	$--
Gross Margin	4,397	545	4,942	59.4%
R&D	595	(39)	556	6.7%
SG&A	2,413	(62)	2,351	28.3%
Debt extinguishment costs	63	(63)	--
Other (income) expense, net	(51)	(5)	(56)
Earnings from Continuing Operations before taxes	1,240	714	1,954
Tax expense on Earnings from Continuing Operations	191	58	249
Earnings from Continuing Operations	1,049	656	1,705
Diluted Earnings per Share from Continuing Operations	$0.59	$0.36	$0.95

Specified items reflect intangible amortization expense of $483 million and other expenses of $231 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 18 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Year Ended December 31, 2020 and 2019

(in millions, except per share data)

(unaudited)

	12M20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$2,132	$(2,132)	$--
Gross Margin	17,473	2,452	19,925	57.6%
R&D	2,420	(125)	2,295	6.6%
SG&A	9,696	(75)	9,621	27.8%
Other (income) expense, net	(103)	(88)	(191)
Earnings from Continuing Operations before taxes	4,968	2,740	7,708
Tax expense on Earnings from Continuing Operations	497	659	1,156
Earnings from Continuing Operations	4,471	2,081	6,552
Diluted Earnings per Share from Continuing Operations	$2.49	$1.16	$3.65

Specified items reflect intangible amortization expense of $2.132 billion and other net expenses of $608 million, primarily associated with acquisitions, restructuring actions, asset impairments, other expenses and litigation settlement income. See page 19 for additional details regarding specified items.

	12M19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,936	$(1,936)	$--
Gross Margin	16,737	2,140	18,877	59.2%
R&D	2,440	(198)	2,242	7.0%
SG&A	9,765	(240)	9,525	29.9%
Debt extinguishment costs	63	(63)	--
Other (income) expense, net	(191)	(37)	(228)
Earnings from Continuing Operations before taxes	4,077	2,678	6,755
Tax expense on Earnings from Continuing Operations	390	555	945
Earnings from Continuing Operations	3,687	2,123	5,810
Diluted Earnings per Share from Continuing Operations	$2.06	$1.18	$3.24

Specified items reflect intangible amortization expense of $1.936 billion and other expenses of $742 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 20 for additional details regarding specified items.

A reconciliation of the fourth-quarter tax rates for continuing operations for 2020 and 2019 is shown below:

	4Q20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,388	$230	9.6%	1)
Specified items	651	197
Excluding specified items	$3,039	$427	14.1%

	4Q19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,240	$191	15.4%
Specified items	714	58
Excluding specified items	$1,954	$249	12.8%

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $135 million of tax benefits related to the impairment of certain assets, approximately $25 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $10 million in excess tax benefits associated with share-based compensation.

A reconciliation of the year-to-date tax rates for continuing operations for 2020 and 2019 is shown below:

	12M20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,968	$497	10.0%	2)
Specified items	2,740	659
Excluding specified items	$7,708	$1,156	15.0%

	12M19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,077	$390	9.6%	3)
Specified items	2,678	555
Excluding specified items	$6,755	$945	14.0%

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $170 million of tax benefits related to the impairment of certain assets, approximately $140 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $100 million in excess tax benefits associated with share-based compensation.

3)	Reported tax rate on a GAAP basis for 2019 includes the impact of a $86 million reduction of the transition tax associated with the TCJA and approximately $100 million in excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$23	$23	$508	$3	$557
R&D	(2)	6	--	(65)	(61)
SG&A	(25)	(4)	--	(27)	(56)
Other (income) expense, net	24	--	--	(1)	23
Earnings from Continuing Operations before taxes	$26	$21	$508	$96	651
Tax expense on Earnings from Continuing Operations (d)					197
Earnings from Continuing Operations					$454
Diluted Earnings per Share from Continuing Operations					$0.25

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of an intangible asset and the net costs related to certain litigation.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$34	$28	$483	$--	$545
R&D	(15)	(22)	--	(2)	(39)
SG&A	(39)	(23)	--	--	(62)
Debt extinguishment costs	--	--	--	(63)	(63)
Other (income) expense, net	(5)	--	--	--	(5)
Earnings from Continuing Operations before taxes	$93	$73	$483	$65	714
Tax expense on Earnings from Continuing Operations (d)					58
Earnings from Continuing Operations					$656
Diluted Earnings per Share from Continuing Operations					$0.36

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, asset impairments, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to costs associated with the early extinguishment of debt.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$84	$80	$2,132	$156	$2,452
R&D	(10)	(3)	--	(112)	(125)
SG&A	(108)	(40)	--	73	(75)
Other (income) expense, net	21	--	--	(109)	(88)
Earnings from Continuing Operations before taxes	$181	$123	$2,132	$304	2,740
Tax expense on Earnings from Continuing Operations (d)					659
Earnings from Continuing Operations					$2,081
Diluted Earnings per Share from Continuing Operations					$1.16

The table above provides additional details regarding the specified items described on page 15.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to impairment charges related to certain assets and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructure and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$103	$101	$1,936	$--	$2,140
R&D	(38)	(44)	--	(116)	(198)
SG&A	(153)	(70)	--	(17)	(240)
Debt extinguishment costs	--	--	--	(63)	(63)
Other (income) expense, net	(15)	--	--	(22)	(37)
Earnings from Continuing Operations before taxes	$309	$215	$1,936	$218	2,678
Tax expense on Earnings from Continuing Operations (d)					555
Earnings from Continuing Operations					$2,123
Diluted Earnings per Share from Continuing Operations					$1.18

The table above provides additional details regarding the specified items described on page 15.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities, and fair value adjustments to contingent consideration related to a business acquisition.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, asset impairments, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the acquisition of R&D assets, costs associated with the early extinguishment of debt, charges related to the impairment of certain assets, and expenses related to certain litigation settlements.

d)	Reflects the net tax benefit associated with the specified items, a reduction in the transition tax associated with the TCJA and excess tax benefits associated with share-based compensation.

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